SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                             -----------------------

                               CLASSES A, B AND C
                        DWS Inflation Protected Plus Fund


The following information replaces similar disclosure in the fee table under the "How Much Investors Pay" section of the fund's prospectus:

The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Choosing a Share Class -- Class A shares") may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.

Additionally, the following information replaces similar disclosure under "Class A Shares" in the "Choosing a Share Class" section of the fund's prospectus:

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% on any shares you sell within 12 months of owning them and a similar sales charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.




               Please Retain This Supplement for Future Reference.


                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

May 18, 2007
DIPPF-3600